REINSURANCE AMENDMENT 3
                                 Treaty No. CMC-0902
                                       between
                        Texas Imperial Life Insurance Company
                                         and
                             Alabama Reassurance Company


     Whereas, Texas Imperial Life Insurance Company (the "Company") and Alabama Reassurance Company (the "Reinsurer") are parties to a reinsurance agreement (#CMC-0902)(the "Agreement") and

     Whereas, the Company and the Reinsurer want to increase the coinsurance reserve amount under the Agreement at December 31, 1996 by $300,000, it is therefore

     Agreed as follows:

     (a) the "Coinsurance Reserve" as defined in Section 5.02 of the Agreement shall at December 31, 1996 be set at the amount equal to the sum of
          (1) the amount of the Coinsurance Reserve at December 31, 1996 but for this amendment and (2) $300,000.

     (b) the "Coinsurance Percentage" as defined in Section 5.02 of the Agreement shall at December 31, 1996 equal the Coinsurance Reserve as calculated in Paragraph (a) above divided by the gross statutory reserves covered by the Agreement at December 31, 1996.

     (c) the "Mod-Co Percentage" as defined in Section 5.01(b) of the Agreement shall at December 31, 1996 equal 100% less the Coinsurance Percentage calculated in Paragraph(b) above.

     Texas Imperial Life Insurance Company

     By:                                    Attested by:

         /s/John D. Cornett                 /s/Kathy Musselwhite
              (name)                              (name)
          President                         Controller & Treasurer
              (title)                             (title)
          December 20, 1996                 December 20, 1996
              (date)                              (date)

     Alabama Reassurance Company

     By:                                    Attested by:

         /s/Rodney Windham                  /s/Sam Phelps
              (name)                              (name)
          Vice President & Actuary          Secretary
              (title)                             (title)
          December 31, 1996                 December 31, 1996
              (date)                              (date)